505
TRIUMPH HOSPITAL
TOMBALL
A Campus of Triumph Hospital North

St. Luke's
SURREY PLACE

RehabCare®

helping people regain their lives®

Investor Presentation
   Fourth Quarter 2009
Exhibit 99

Company Overview
■ Headquartered in St. Louis, Missouri
■ Established in 1982
■ Largest contract manager of
 rehabilitation services in hospitals and
 long-term care settings, with nearly
 1,300 locations in 41 states
■ Fourth largest post-acute hospital
 operator and third largest long-term
 acute care hospital (LTACH) provider
 in U.S.
■ Completed acquisition of Triumph
 HealthCare, a leading operator of
 LTACHs, on Nov. 24, 2009
Geographic Presence
Hospital Rehabilitation Services (HRS) Division
Skilled Nursing Rehabilitation Services (SRS) Division
Hospital Division

Division Overviews
Skilled Nursing Rehabilitation
Services (SRS)
■ $496 mm - 39% of pro forma
 revenue
■ 1,118 SNF/long-term care
 programs in 37 states
■ 8.1 mm annual patient visits
■ Polaris Group - consulting for
 long-term care facilities
■ VTA Management Services -
 therapy and nurse staffing for
 New York
$1.3 billion pro forma operating revenues for FYE 2009
Hospital Rehabilitation
Services (HRS)
■ $178 mm - 14% of pro forma
 revenue
■ 145 hospital-based programs in
 32 states
■ 44,000 IRF discharges/year
■ 1.3 mm annual outpatient visits
■ $588 mm - 47% of pro forma
 revenue
■ 28 LTACHs, 6 IRFs; 13 states
■ 19 FS LTACHs, 9 HIHs; 4 FS
 IRFs, 2 HIHs
■ 1,593 licensed LTACH beds; 243
 IRF beds
■ 406,000 annual patient days

LTACHs = Long-Term Acute Care Hospitals

IRFs = Inpatient Rehabilitation Facilities

SNFs = Skilled Nursing Facilities

FS = Freestanding

HIH = Hospital in Hospital
Hospital Division

2

22%

100
80
60
40
20
0
33.2
39.3
54.2
70.7
2007
2012
2017
2021

[1]MedPAC, Equity Research Estimates, June 2008

13%
Patient Discharge Destination1
LTACH / SNF
IRF
No post-
acute care
Hospice/Home Health
65%
Acute care
hospital
3
Market Overview
2MedPAC Data Book, June 2009; does not include Home Health or
Medicare Advantage
3Avalere Health LLC, April 2009; does not include Home Health or
Medicare Advantage
Medicare Post-Acute Spending (in billions)
$
■ Large, growing and highly fragmented market
 ■ Positive demographic trends, with first wave of Baby Boomers entering Medicare in 2011
 ■ Medicare expenditures for post-acute services (excluding home health) projected to increase 113%
 from 2007 to 2021
■ RehabCare delivers services across the post-acute continuum of care, providing the most appropriate discharge destination for acute patients
Projected3
Actual2

RehabCare

6
93
89
6
83
28
6
23
19
11
5
8
6
8
HEALTHSOUTH
Select Medical Corporation
Kindred Healthcare
RehabCare
RHC
LIFECARE HOSPITALS
VIBRA HEALTHCARE
ERNEST HEALTH, INC
Cornerstone
CENTERRE HEALTHCARE

Hospital Division
Overview
Competitive Landscape
1MedPAC, March 2010 Report to the Congress
2Does not include additional Triumph facility scheduled to open April 2010
■ Post Triumph merger, RehabCare is the third largest LTACH operator in the U.S., the largest provider of long-term acute care in Houston and the dominant provider of LTACH services in
 9 of its 13 markets
■ RehabCare pursues joint venture hospital partnerships (nine currently, representing 14 locations) with market-leading acute care providers and physician groups, in addition to its wholly owned facilities
Market Size1: 221 IRFs
(Freestanding and HIHs)
Market Size1: 386 LTACHs
IRFs
LTACHs
4
Source: Information available from public filings or
from company websites
2
99
95
83
34
23
19
16
14
8
4

"Owned" Revenue, 22%
"Contract" Revenue, 78%

"Contract" Revenue, 53%
"Owned" Revenue, 47%

5

Triumph Acquisition
Strategic rationale
■ Combination provides immediate economies of scale
■ Creates stronger, more comprehensive continuum of care, better positioning RehabCare for potential changes in reimbursement (e.g., bundling)
■ Additional growth potential through LTACH and IRF development opportunities
■ All LTACH business now under Triumph management
■ Meaningfully accretive to 2010 EPS; strong cash flow and ability to quickly deleverage
■ More diversified business lines, reducing reliance on management contracts for revenue and EBITDA streams
FYE 2009 “Owned” Revenue vs. “Contract” Revenue
RehabCare
Pro Forma

$100
$80
$60
$40
$20
$0
70,000
60,000
50,000
40,000
30,000
20,000
$30
$35
$36
$40
$84
26,346
28,791
30,233
33,570
63,388
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
Revenue
Patient Days

$2.0
$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($10.0)
($4.8)
($2.9)
($2.3)
($0.6)
($3.8)
($2.2)
($7.6)
($3.8)
($8.8)
$0.8
Operating Earnings
Adjusted Operating Earnings

■ Division historically has been impacted by de novo start-up losses and infrastructure investments;
 Triumph merger provides level of critical mass as well as ability to adopt proven operational strengths
■ Expect total year 2010 revenue of $650.0 - $675.0 mm and EBITDA of $90.0 - $100.0 mm
■ Reaffirm breakeven operating earnings run rate for 13 legacy hospitals by the end of the second quarter of 2010 and breakeven operating earnings for FY2010; Dallas LTACH on track to be accretive by end of Q210
■ Triumph impacted by softer volumes and compliance with 25-day length of stay for six hospitals in
 Jan. and Feb.; EBITDA margin expected to be at historical level of 18 - 20% in Mar. 2010
Hospital Division
Performance/outlook
Operating Earnings ($ in millions)
1Operating earnings excluding start-up & ramp-up losses and transaction and severance related costs, see Appendix for reconciliation to GAAP
2Includes $39.7 million in revenue and operating earnings of $3.7 million generated by Triumph from
11/25/09 - 12/31/09
3Includes a $1.5 million pretax charge related to the cancellation of a planned acquisition and development project
2
New Hospitals: 1 0 1 1 21
  4Q2008 1Q2009 2Q2009 3Q2009 4Q2009
6
Revenue ($ in millions) and Patient Days

1

Skilled Nursing Rehabilitation Services (SRS)
Division overview
■ Manages rehab programs for SNFs
 ■ Each Medicare-certified SNF is required to provide physical, speech and occupational therapy, but many lack the know-how and/or scale to effectively manage a program
■ RehabCare provides a compelling value proposition to its SNF partners
 ■ Access to advanced technology platform
 ■ Broader array of services
 ■ Better access to scarce therapist labor pool
Source: Information available from public filings or from company websites
¹Source: MedPAC Report to Congress, March 2010
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,118
1,000
700
538
450
400
300
188
Market Size1: 15,000+
Medicare-certified SNFs

CAGR: 20.9%
$232
$348
$433
$457
$496
2005
2006
2007
2008
2009

CAGR: 31.4%
$13
($1)
$7
$26
$38
2005
2006
2007
2008
2009

SRS Division
Performance/outlook
Revenue ($ in millions)

Note: Includes Symphony acquisition as of July 1, 2006
1Same store analysis does not include Symphony
% Margin: 5.5% (0.3%) 1.7% 5.6% 7.6%
Operating Earnings ($ in millions)
8
YOY growth: 35.5% 49.9% 24.4% 5.6% 8.5%
Same store: 8.4%  1.0%¹ 7.1%1 12.4% 8.8%

■ Significant same store revenue and margin growth since completion of Symphony integration in 2007
■ Expect 6.5% - 7.5% operating earnings margins for the full year 2010, driven by mid-single digit year-over-year same store revenue growth (reflects estimated impact of concurrent therapy rules that go into effect Oct. 1, 2010); 50 to 75 net new units in 2010
■ First quarter impacted by Part B therapy caps; Senate cleared package of short-term extenders on Mar. 4, which extended therapy cap exceptions process through Mar. 31,
 2010; healthcare reform legislation extends through Dec. 31, 2010

RehabCare, 9.1%
Horizon Health, 1.9%
Other, 0.9%
Hospital-based:
Self-op, 69.9%
Other, 9.9%
RehabCare, 0.5%
HealthSouth, 7.8%
Source: Information available from public filings or from
company websites
1MedPAC March 2010 Report to the Congress
Horizon Health
15.6%
Other
9.8%
RehabCare
74.6%
Freestanding
Hospital-Based
3rd Party
HealthSouth
42.9%
Other 54%
RehabCare
3.1%
18.2%
11.9%
Hospital Rehabilitation Services (HRS)
Division overview
■ Manages hospital-based inpatient and outpatient therapy programs on a contract basis, providing its partners with:
 ■ Improved clinical outcomes
 ■ Ability to attract ≈ 30% admissions from external sources
 ■ Broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Better access to scarce therapist labor pool
 ■ Better compliance (60% rule, RAC, 3-hour rule)
Market Size1: 1,202
hospital-based and
freestanding IRFs

$190
$180
$164
$166
$178
2005
2006
2007
2008
2009

CAGR: 6.9%
$23
$24
$23
$22
$29
2005
2006
2007
2008
2009

HRS Division
Performance/outlook
■ Revenue and earnings declined due to implementation of 75% Rule in 2004; freeze of rule at 60% in January 2008 gave runway for revenue growth
■ Expect 15% - 17% operating earnings margin and 2 - 4% year-over-year growth in IRF same store discharges for the full year 2010; unit count expected to decrease in first half of year with recovery in second, resulting in flat unit growth for year
¹Includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
Revenue ($ in millions)
CAGR: (1.6%)
YOY growth: (0.5%) (5.3%) (8.7%) 0.9% 7.6%
IRFs: 120 115 107 113 106

Operating Earnings ($ in millions)
% Margin: 11.9% 13.2% 14.0% 13.3% 16.6%
1

RHB Y-o-Y Growth = 18.2%
PF Y-o-Y Growth = 8.8%
$735
$1,159
$869
$1,261
2008
2009

RHB Y-o-Y Growth = 45.4%
PF Y-o-Y Growth = 22.6%
$50
$125
$73
$153
2008
2009

RHB Y-o-Y Growth = 23.0%
PF Y-o-Y Growth = 12.8%
6.8%
10.8%
8.4%
12.1%
2008
2009

Accretion: 32.7%
Accretion: 49.2%
$1.10
$1.46
$1.26
2008
2009

Standalone and Pro Forma
Historical Key Financials
Pro Forma
RehabCare
Diluted Earnings Per Share³
1RehabCare 2009 historical includes $39.7 million in revenue generated by Triumph;
excluding Triumph, RHB Y-o-Y growth would have been 12.8%
2See Appendix for reconciliation to GAAP
3Represents net earnings per share from continuing operations, attributable to
RehabCare
Historical Operating Revenue¹ ($mm)
11
Historical Adjusted EBITDA² ($mm)
Historical Adjusted EBITDA Margin (%)
$1.88
4RehabCare 2009 historical includes transaction and severance related pre-tax charges of $9.4 mm or $0.38 per diluted share. Pro forma 2009 historical includes severance and other transaction related pre-tax charges of $10.7 mm or $0.27 per diluted share. Excluding these charges, 2009 accretion would have been 31.1%.
4
4

Consolidated Pro Forma
Balance Sheet
■ Cash flow from operations was $48.0 mm for fiscal year 2009 consistent with 2008
 ■ Days sales outstanding improved from 66 days at Dec. 31, 2008 to 60 days at Dec.
 31, 2009 excluding Triumph
■ Expect continued strong operating cash flow with DSO of approximately 60 - 65 days
■ Capital expenditures anticipated to be $32.0 mm in 2010, consisting of $12.5 mm of information system investments; $12.5 mm in expansion projects and $7.0 mm related to maintenance
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Noncontrolling Interests
Percent of Debt to Total Capital¹
Debt to Pro Forma Adjusted EBITDA²
($mm)
$ 24.7
1,110.0
455.3
437.3
22.3
50%
3.0x
12/31/09
1Total capital represents the sum of debt, stockholders’ equity and noncontrolling interests
2Represents Total Debt plus OID of $8.9 mm divided by 2009 Pro forma Adjusted EBITDA; see Appendix for reconciliation of Pro forma
Adjusted EBITDA to GAAP

Impact of Healthcare Reform
■ Extends LTACH provisions of Medicare, Medicaid and SCHIP Extension Act (MMSEA) of 2007
 through Dec. 31, 2012
 ■ Maintains existing status related to 25% Rule and short-stay outliers
 ■ Delays one-time budget neutrality adjustment (estimated at 3.75%)
 ■ Continues moratorium on new LTACH beds while facility criteria is established
■ Extends auto exception process for Part B therapy caps through Dec. 31, 2010
■ Delays implementation of RUGs IV until Oct. 1, 2011; concurrent therapy rules take effect Oct.
 1, 2010
■ Establishes negative adjustments to annual market basket calculations for IRFs and LTACHs of an average 32 bps/year beginning Apr. 1, 2010 through rate year 2019; no market basket adjustments for SNFs; all sectors subject to productivity adjustments beginning in 2012
■ Establishes a national pilot program by 2013 to study effectiveness of bundled payment system for hospital services, physician services and post-acute care delivered three days prior to hospitalization through 30 days post-discharge
■ Implements payment penalties for hospitals with high readmission rates
■ Beginning in 2012, allows providers organized as Accountable Care Organizations (ACOs) that voluntarily meet quality thresholds to share in cost savings achieved in Medicare program
■ Prohibits physician ownership of hospitals, effective Dec. 31, 2010, and creates new transparency, reporting and expansion requirements for “grandfathered” hospitals

Strategic Direction
■ Enhance focus on clinical outcomes through cutting-edge technology and commitment to excellence
 ■ Advance to next generation in point-of-care technology
 ■ Develop Centers of Excellence
 ■ Provide oversight of clinical quality and outcomes through Quality and Patient
 Safety Committee
■ Drive organic growth and continue to explore M&A opportunities in existing businesses
 ■ Improve profitability of Hospital division through Triumph merger
 ■ Complete three scheduled hospital expansion projects; explore development opportunities within Triumph facilities
 ■ Enhance client value proposition through new product offerings for ACOs, critical access hospitals, etc.; bundling options and IT solutions
 ■ Utilize point-of-service technology to increase speed of referrals/admissions, strengthen relationships with referrers and optimize performance

Safe Harbor
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on
Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated. The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.

Appendix

Primary Post-Acute Settings
Overview
	Long Term Acute Care Hospitals	Skilled Nursing Facilities	Inpatient Rehab Facilities
Medicare Spending 2009	$4.6 billion	$25.5 billion (est. $6 billion rehab)	$5.8 billion
Patients Served 2008	130,869 Medicare discharges	2.6 million Medicare admissions	370,048 Medicare discharges
Type of Patient	High acuity, at least 25 days	Low to moderate acuity, may require some rehab	High acuity, requires extensive rehab (min 3 hrs/day)
Avg. Length of Stay	At least 25 days	27 days	13.2 days
Medicare Reimbursement	LTACH PPS - Receive a single payment when Medicare beneficiary is discharged for all services rendered	SNF PPS - Receive a per diem payment under both Medicare Part A and state Medicaid programs	IRF PPS- Receive a single payment when Medicare beneficiary is discharged for all services rendered
Medicare Requirements
• Patients must have an average length
 of stay of >25 days
• 25% rule: no more than 25% of
 patients may be referred from a single
 source (fixed at 50% through 2012)
• Moratorium on new LTACH beds until
 2013
		Medicare covers up to 100 days of SNF care following an acute hospital stay of at least 3 days	60% Rule: 60% of patients must satisfy one of 13 defined conditions
Source: MedPAC

Rehab Care

($ in millions)

Adjusted EBITDA Reconciliation	Year Ended December 31, 2008	Year Ended December 31, 2009
Net earnings attributable to RehabCare[1]	$18.705	$22.955
Loss from discontinued operations, net of tax[1]	0.863	0.839
Net earnings from continuing operations attributable to RehabCare[1]	19.568	23.794
Income taxes[1]	12.063	17.641
Interest expense[1]	3.897	5.546
Depreciation and amortization[1]	14.570	16.499
Transaction and severance related charges	--	9.375
Adjusted EBITDA	**$50.098**	**$72.855**

($ in millions)

Adjusted EBITDA Reconciliation	Year Ended December 31, 2008	Year Ended December 31, 2009
Net earnings from continuing operations attributable to RehabCare[1]	$35.144	$45.724
Income taxes	22.225	31.918
Interest expense	36.268	34.602
Depreciation and amortization	29.306	30.007
Loss on disposal of assets	1.806	--
Severance and other transaction related charges	--	10.742
Adjusted EBITDA	**$124.749**	**$152.993**

($ in millions)

Adjusted HD Operating Earnings Reconciliation	Fourth Quarter 2008	First Quarter 2009	Second Quarter 2009	Third Quarter 2009	Fourth Quarter 2009
Hospital Division operating earnings	($4.773)	($2.342)	($3.801)	($7.550)	($8.819)
Start-up & ramp-up losses	1.911	1.091	1.064	1.478	1.197
Transaction and severance related costs	--	0.615	0.554	2.227	8.405
Adjusted HD Operating Earnings	**($2.862)**	**($0.636)**	**($2.183)**	**($3.845)**	**$0.783**

Standalone and Pro Forma Historical
Financial Reconciliations
RehabCare Adjusted EBITDA
Pro Forma Adjusted EBITDA
1As reflected in the Company’s 2009 Form 10-K financial statements and footnotes
18
Hospital Division Adjusted Operating Earnings